SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-A


                           FOR REGISTRATION OF CERTAIN
                              CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                              RIVER VALLEY BANCORP
               (Exact name of registrant as specified in charter)



          INDIANA                                              35-1984567
   (State of incorporation                                  (I.R.S. Employer
       or organization)                                  Identification Number)


                                303 Clifty Drive
                                  P.O. Box 626
                             Madison, Indiana 47250
          (Address of principal executive offices, including zip code)

                                    Copy to:
                             CLAUDIA V. SWHIER, ESQ.
                               Barnes & Thornburg
                          1313 Merchants Bank Building
                            11 South Meridian Street
                           Indianapolis, Indiana 46204


Securities to be registered pursuant to Section 12(b) of the Act:

                                                       NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, WITHOUT PAR VALUE
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Registrant's Common Stock, without par value (the "Common Stock"), is incorporated herein by reference to the sections entitled "Restrictions on Acquisition of the Holding Company" and "Description of Capital Stock" on pages 140-146 of the prospectus forming part of Amendment No. 2 to the Registration Statement on Form S-1 (Registration No. 333-5121) which was filed with the Securities and Exchange Commission on November 8, 1996.

Item 2.  Exhibits.

         The exhibits filed herewith or incorporated by reference herein are listed on the Exhibit Index at page 4 of this Form 8-A.


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                                                    SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be filed on its behalf by the undersigned, thereto duly authorized.

                                    RIVER VALLEY BANCORP


                                    By:      /s/ James E. Fritz
                                             James E. Fritz,  President


Dated:  November 11, 1996




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                                  EXHIBIT LIST


I.  Exhibits filed with the Commission.

Number Assigned
   in Form 8-A                Description of Exhibit


   1(a)        The  Articles  of  Incorporation  of  River  Valley  Bancorp  are
               incorporated   herein  by   reference  to  Exhibit  3(1)  to  the
               Registration Statement on Form S-1 (Registration No. 333-5121).

   1(b) The Code of By-Laws of River Valley Bancorp is incorporated by reference to Exhibit 3(2) to the Registration Statement on Form S-1 (Registration No. 333-5121).


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